Third Quarter 2007 Investor Presentation * * * * * * * * Exhibit 99.1

Forward-looking Statements and Associated Risk Factors
Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995
This presentation, like many written and oral communications presented by New York Community Bancorp, Inc. and our authorized officers, may contain certain forward-
looking statements regarding our prospective performance and strategies within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the
Securities Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and are including this statement for purposes of said safe harbor provisions.
Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, and expectations of the Company, are generally identified by use of the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “seek,” “strive,” “try,” or future or conditional verbs such as “will,” “would,” “should,” “could,”
“may,” or similar expressions. Our ability to predict results or the actual effects of our plans or strategies is inherently uncertain. Accordingly, actual results may differ materially from anticipated results.
There are a number of factors, many of which are beyond our control, that could cause actual conditions, events, or results to differ significantly from those described in our forward-looking statements. These factors include, but are not limited to:  general economic conditions and trends, either nationally or in some or all of the areas in which we and our customers conduct our respective businesses; conditions in the securities markets or the banking industry; changes in interest rates, which may affect our net income, prepayment penalties and other future cash flows, or the market value of our assets; changes in deposit flows, and in the demand for deposit, loan, and investment products and other financial services in the markets we serve; changes in the financial or operating performance of our customers’ businesses; changes in real estate values, which could impact the quality of the assets securing the loans in our portfolio; changes in the quality or composition of our loan or investment portfolios; changes in competitive pressures among financial institutions or from non-financial institutions; changes in our customer base; potential exposure to unknown or contingent liabilities of companies we target for acquisition; our ability to retain key members of management; our timely development of new lines of business and competitive products or services in a changing environment, and the acceptance of such products or services by our customers; any interruption or breach of security resulting in failures or disruptions in customer account management, general ledger, deposit, loan, or other systems; any interruption in customer service due to circumstances beyond our control; the outcome of pending or threatened litigation, or of other matters before regulatory agencies, or of matters resulting from regulatory exams, whether currently existing or commencing in the future;
environmental conditions that exist or may exist on properties owned by, leased by, or mortgaged to the Company; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; changes in legislation, regulation, and policies, including, but not limited to, those pertaining to banking, securities, tax, environmental protection, and insurance, and the ability to comply with such changes in a timely manner; changes in accounting principles, policies, practices, or guidelines; operational issues stemming from, and/or capital spending necessitated by, the potential need to adapt to industry changes in information technology systems, on which we are highly dependent; the ability to keep pace with, and implement on a timely basis, technological changes; changes in the monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board; war or terrorist activities; and other economic, competitive, governmental, regulatory, and geopolitical factors affecting our operations, pricing, and services.
In addition, the following factors, among others, could cause the actual results of our recent acquisitions of PennFed Financial Services, Inc. and Synergy Financial Group,
Inc., our acquisition of 11 branches and certain assets and liabilities from Doral Bank, FSB, and the expected benefits of the respective transactions to the combined company and our shareholders, to differ materially from the expectations stated in this presentation: the ability of the Company to successfully integrate the assets, liabilities, customers, systems, and any personnel it has acquired into its operations pursuant to these transactions; and the ability to realize the related revenue synergies and cost savings within the expected time frames.
In addition, we routinely evaluate opportunities to expand through acquisitions and frequently conduct due diligence activities in connection with such opportunities. As a result, acquisition discussions and, in some cases, negotiations, may take place in the future, and acquisitions involving cash, debt, or equity securities may occur. Furthermore, the timing and occurrence or non-occurrence of events may be subject to circumstances beyond our control.
Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Except as required by applicable law or regulation, we undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.
*

With assets in excess of $30.0 billion:
-
We operate the 6th largest thrift in the nation and the largest in New York State.
(a)
With a portfolio of $13.6 billion:
-
We are the leading producer of multi-family loans for portfolio in New York City.
(a)
With deposits of $13.6 billion, we operate:
-
the 4th largest thrift depository in our market
(a)
; and
-
the 14th largest commercial bank depository in our market.
(a)
With our acquisitions of PennFed Financial Services, Inc. and Synergy Financial Group,
Inc. on April 2 and October 1, 2007, we now operate:
-
the 3rd largest thrift depository in Essex County, NJ
(a)
;
-
the 5th largest thrift depository in NJ’s Hudson and Union counties
(a)
; and
-
the 5th largest thrift depository in the seven NJ counties we serve, combined.
(a)
We are a leading financial institution in the competitive Metro
New York/New Jersey region.
(a) SNL DataSource

4 3rd Quarter 2007 Performance Highlights * * * * * * * * * ****************

Operating Earnings Growth:
-
Our operating EPS were consistent with the trailing-quarter level and were up $0.02 from the year-earlier amount.
(a)
Margin Expansion:
-
Our net interest margin dropped 3 basis points linked-quarter but rose 17 basis points year-
over-year, to 2.41%.
Higher Average Yield on Assets:
-
At 6.11%, our average yield on assets was up one basis point linked-quarter and 37 basis points year-over-year.
Solid Asset Quality:
-
Charge-offs totaled $151,000 in the quarter, representing 0.001% of average loans.
-
Non-performing assets represented 0.07% of total assets at 9/30/07.
Strong Operating Efficiency:
-
Our operating efficiency ratio improved to 40.06% in the quarter.
(b)
Tangible Capital Strength:
-
At 9/30/07, tangible stockholders’ equity equaled 5.74% of tangible assets excluding after-tax mark-to-market adjustments on securities; including these adjustments, the ratio was 5.69%.
(c)
Our 3Q 2007 performance featured strong operating metrics.
(a) Please see page 28 for a reconciliation of our GAAP and operating earnings.
(b) Please see page 30 for a reconciliation of our GAAP and operating efficiency ratios.
(c) Please see page 32 for a reconciliation of our GAAP and non-GAAP capital measures.

Our net interest margin has reflected improvement in a
challenging yield curve environment.
3.95
4.60
4.42
2.41%
$17,090
6.11
6.37%
3Q 2007
3.59
4.06
4.15
2.27%
$20,774
5.64
5.87%
9 Mos.
2006
3.90
4.60
4.33
2.44%
$22,320
6.10
6.44%
2Q 2007
3.89
4.65
4.28
2.32%
$13,691
5.96
6.14%
1Q 2007
3.83
4.57
4.22
2.27%
$8,746
5.86
6.08%
4Q 2006
3.56
4.07
4.14
2.29%
$5,305
5.62
5.85%
2Q 2006
3.45
3.72
4.13
2.28%
$10,149
5.56
5.81%
1Q 2006
155.6% $53,101 $5,320 Prepayment penalties
20 bp 4.35 4.18
Average cost of borrowed
funds
32 bp 3.91 3.74 Average cost of funds
56 bp 4.62 4.34 Average cost of CDs
12 bp 2.39% 2.24% Net interest margin
42 bp 6.06 5.74
Average yield on interest-
earning assets
45 bp 6.32% 5.94% Average yield on loans
9 Mos. 2007
Y-O-Y
Increase
9 Mos.
2007 3Q 2006
(dollars in thousands)

Both of our bank subsidiaries are well capitalized institutions:
The strength of our capital position has enabled us to pay a strong dividend.
9/30/07
11.35% 8.05% Leverage capital ratio
Commercial Bank Community Bank
Our tangible capital measures grew year-over-year:
5.74 5.63
Tangible equity / tangible assets excluding after-tax
mark-to-market adjustments on securities
(a)
5.69% 5.43% Tangible equity / tangible assets
(a)
$1.6 $1.4 Tangible stockholders’ equity
(a)
9/30/07 9/30/06
(dollars in billions)
Our quarterly cash dividend has increased 90-fold since we initiated payments in 3Q 1994 and has been providing a yield in the range of 5.5% in recent weeks.
(a) Please see page 32 for a reconciliation of our GAAP and non-GAAP capital measures.

In the second and third quarters of 2007, we took a series of actions, each one providing specific benefits.
Reduced our cost of funds
Redeemed Haven Capital Trust I & Roslyn
Preferred Trust I
4/2/07
Expanded franchise in central NJ; increased deposits; provided opportunity to reposition the balance sheet
Announced acquisition of Synergy Financial
Group, Inc. (completed on 10/1/07)
5/13/07
Expanded Commercial Bank franchise in NYC; increased
deposits in Manhattan; provided quality loans and new
headquarters
Acquired 11 branches in NYC and certain
assets and liabilities from Doral Bank, FSB
7/26/07
Provided cash flows to invest in higher-yielding assets Sold $1.1 billion of mortgage-related securities 7/07
Offset 2Q 2007 impairment loss Sold Atlantic Bank headquarters 7/16/07
Reduced our cost of funds
Increased interest-earning asset yields
Provided cash flows to invest in higher-yielding assets
Expanded the Community Bank franchise; increased deposits;
provided opportunity to reposition the balance sheet
Benefit
Prepaid $330.2 million of wholesale
borrowings with an average yield of 5.35%
6/07
Purchased $671.2 million of securities with an
average yield of 6.24%
4/07 & 6/07
Sold $1.4 billion of 1-4 family & home equity
loans in whole or securitized form
4/07 – 6/07
Acquired PennFed Financial Services, Inc. 4/2/07
Action Date

We are well positioned to capitalize on opportunities presented in the current market.
We have no subprime or Alt-A mortgages in our loan or securities portfolios.
Refinancing activity is likely to increase as more of our multi-family loans approach their contractual repricing dates.
Competition for multi-family loans has begun to decline as third-party conduits address pressing liquidity issues.
Our record of asset quality has been supported by our continuing focus on multi-
family lending on rent-regulated buildings.
Future growth opportunities may occur as industry consolidation increases in the face of current market conditions.

10 Our Business Model * * * * * * * * *********************

The growth of our business through accretive mergers and acquisitions:
•
November 30, 2000: Haven Bancorp, Inc. (HAVN)
•
July 31, 2001: Richmond County Financial Corp. (RCBK)
•
October 31, 2003: Roslyn Bancorp, Inc. (RSLN)
•
December 30, 2005: Long Island Financial Corp. (LICB)
•
April 28, 2006: Atlantic Bank of New York (ABNY)
•
April 2, 2007: PennFed Financial Services, Inc. (PFSB)
•
July 26, 2007: NYC branch network of Doral Bank, FSB (Doral)
•
October 1, 2007: Synergy Financial Group, Inc. (SYNF)
The post-merger repositioning of our balance sheet
The origination of multi-family loans:
-
$20.1 billion of multi-family loans originated since January 2000, including $1.7 billion in the first nine months of 2007
The maintenance of strong credit standards, resulting in a record of solid asset quality:
-
Charge-offs of $286,000 in the first nine months of 2007 – all on acquired assets
-
Non-performing assets represented 0.07% of total assets at 9/30/07
The efficient operation of our Company and our branch network:
-
Operating efficiency ratio of 40.42% in the first 9 months of 2007
(a)
We have a consistent business model that focuses on building value while building the Company.
(a) Please see page 30 for a reconciliation of our GAAP and operating efficiency ratios.

Our balance sheet reflects the benefits of our growth-through-
acquisition strategy and the organic growth of our loan portfolio.
5.74%
5.69%
1.6
13.6
6.9
30.0
19.0
$13.6
197
w/ PFSB &
Doral
9/30/07
5.66%
5.47%
1.4
12.6
6.7
28.5
19.7
$14.5
166
w/ ABNY
12/31/06
5.19% 3.97% 3.65% 4.12% 7.19% Tangible equity / tangible assets (a)
1.3 0.9 0.3 0.2 0.1 Tangible stockholders’ equity (a)
30.9 26.3 23.4 9.2 4.7 1.9 Total assets
5.41% 4.13% 3.60% 4.11% 7.19%
Tangible equity / tangible assets
excluding after-tax mark-to-market
adjustments on securities (a)
14.1 12.1 10.3 5.5 3.3 1.0 Total deposits
7.2 6.9 6.0 3.0 1.4 0.4 Core deposits
19.7 17.0 10.5 5.4 3.6 1.6 Total loans
$13.7 $12.9 $  7.4 $3.3 $1.9 $1.3 Multi-family loans
218 152 139 120 86 14 Number of branches
Pro Forma w/
SYNF (b)(c)
9/30/07
w/ LICB
12/31/05
w/ RSLN
12/31/03
w/ RCBK
12/31/01
w/ HAVN
12/31/00 12/31/99
(dollars in billions)
(a) Please see pages 31 and 32 for reconciliations of our GAAP and non-GAAP capital measures.
(b) Reflects data at 9/30/07.
(c) We acquired total assets of approximately $900 million, total loans of approximately $700 million, multi-family loans of approximately $50 million, total deposits of approximately $560 million, and core deposits of approximately $250 million in connection with our acquisition of SYNF.

Our business model calls for the cash flows from the sale of acquired assets to be converted into securities and then into loans.
(dollars in millions)
$1,611
$3,636
$5,405
$5,489
$10,499
$13,396
$17,029
$19,653
$19,001
$197
$526
$12,119
$10,919
$5,897
$5,637
$7,081
$9,500
$4,652
$2,578
$4,926
45.7% 41.2%
% of Total Assets:
3/31/04 12/31/04 12/31/05
29.5% 55.7% 21.4% 64.8% 17.3% 69.0%
12/31/06 12/31/00 12/31/01 12/31/02 12/31/03 12/31/99
Loans
Securities
10.4% 84.3% 11.2% 77.2% 28.0% 58.7% 41.1% 48.5% 40.5% 44.8%
w/ HAVN
w/ RCBK
w/ RSLN
w/ ABNY
w/ LICB
19.6% 63.3%
9/30/07
w/ PFSB
& Doral

Since repositioning our balance sheet in June 2004, we have
completed five transactions with other in-market banks.
(a)
45 Community Bank Branches
3,224 Savings Institution Assets
3,834 Commercial Bank Assets
$7,058 Total Assets Acquired
2,179 Savings Institution Deposits
84 Total Branches Acquired
$4,779 Total Deposits Acquired
38 Commercial Bank Branches
9.6% Weighted Average Total Deposit Premium
2,600 Commercial Bank Deposits
(dollars in millions)
Note: Commercial Bank assets, deposits, and branches include the assets, deposits, and 11 branches acquired by New York Commercial
Bank from Doral.
(a)  LICB, ABNY, PFSB, SYNF, and the Doral branches.

Westchester
Manhattan
Bronx
Suffolk
Essex
Hudson
Queens
Nassau
Union
Kings
Middlesex
Richmond
New York
Monmouth
Mercer
New Jersey
Ocean

With the acquisition of SYNF on 10/1/07, we now have 165
locations in New York and 53 in New Jersey.
New York Commercial Bank
47
5
In-store branches
Campus branches
125 Traditional branches
New York Community Bank
180 Subtotal
3 Customer convenience centers
38 Traditional branches
The NYCB Franchise
218 Total locations
New York Community Bank
New York Commercial Bank

$3,257 $5,450 $5,256 $1,076 Total Deposits: $10,329 $10,402 $12,105 $12,619
Each of our merger transactions has contributed to deposit
growth.
$13,568
(a) Includes deposits of approximately $560 million that were acquired in connection with our acquisition of SYNF.
(b) Reflects data at 9/30/07.
$14,128
Total deposits:  39.4% CAGR
Core deposits:  44.4% CAGR
Demand deposits:  61.1% CAGR
CDs
NOW, MMAs, and Savings
Demand deposits
(in millions)
Deposits
w/ HAVN
w/ RCBK
w/ RSLN
w/ ABNY
w/ LICB
w/ PFSB
& Doral
Pro Forma
w/ SYNF (a)(b)
$658
$1,874
$2,408
$1,949
$4,362
$3,752
$5,247
$5,945
$6,619
$6,929
$378
$1,212
$2,588
$2,842
$5,247
$5,911
$6,012
$5,551
$5,405
$5,589
$720
$739
$846
$1,123
$1,544
$1,610
$465
$455
$171
$40
12/31/99 12/31/00 12/31/01 12/31/02 12/31/03 12/31/04 12/31/05 12/31/06 9/30/07 Pro Forma

The transaction-driven expansion of our franchise has enabled us to compete very effectively against the region’s money center banks.
(dollars in thousands)
NASSAU COUNTY, NY
100.00% $50,763,524 Total for Institutions in Market
2.65 1,344,602 Signature Bank 10
3.86 1,961,008 HSBC Holdings plc 9
5.08 2,578,108 Bank of America Corp. 8
5.13 2,604,571 Commerce Bancorp Inc. 7
7.29 3,701,509 Washington Mutual Inc. 6
9.23 4,683,733 New York Community 5
10.09 5,121,573 Astoria Financial Corp. 4
12.96 6,578,024 Capital One Financial Corp. 3
13.28 6,742,209 Citigroup Inc. 2
16.16% $  8,203,197 JPMorgan Chase & Co. 1
Market
Share Deposits Institution Rank
QUEENS COUNTY, NY
100.00% $40,132,122 Total for Institutions in Market
2.67 1,071,208 Flushing Financial Corp. 10
2.86 1,148,809 Commerce Bancorp Inc. 9
2.97 1,191,561 Washington Mutual Inc. 8
3.68 1,476,561 Ridgewood Savings Bank 7
7.07 2,837,896 HSBC Holdings plc 6
7.35 2,950,606 New York Community 5
7.89 3,167,199 Astoria Financial Corp. 4
11.88 4,766,181 Capital One Financial Corp. 3
14.07 5,646,799 Citigroup Inc. 2
18.57% $  7,450,910 JPMorgan Chase & Co. 1
Market
Share Deposits Institution Rank
SUFFOLK COUNTY, NY
100.00% $33,544,970 Total for Institutions in Market
3.09 1,035,808 Commerce Bancorp Inc. 10
3.43 1,152,062 Suffolk Bancorp 9
4.61 1,546,496 Bank of America Corp. 8
4.79 1,607,195 HSBC Holdings plc 7
6.04 2,025,426 New York Community 6
7.87 2,638,643 Citigroup Inc. 5
8.17 2,741,117 Washington Mutual Inc. 4
9.54 3,200,655 Astoria Financial Corp. 3
18.87 6,329,833 JPMorgan Chase & Co. 2
21.65% $  7,261,826 Capital One Financial Corp. 1
Market
Share Deposits Institution Rank
RICHMOND COUNTY, NY
100.00% $8,886,194 Total for Institutions in Market
2.07 183,750 Hudson City Bancorp Inc. 10
2.17 192,728 VSB Bancorp Inc. 9
2.89 257,099 HSBC Holdings plc 8
4.97 441,657 Commerce Bancorp Inc. 7
6.75 600,224 Washington Mutual Inc. 6
8.68 770,880 Northfield Bancorp Inc. 5
12.20 1,083,694 Citigroup Inc. 4
12.41 1,102,491 JPMorgan Chase & Co. 3
17.54 1,558,337 New York Community 2
27.12% $2,409,805 Sovereign Bancorp Inc. 1
Market
Share Deposits Institution Rank
ESSEX COUNTY, NJ
100.00% $15,669,720 Total for Institutions in Market
4.50 705,721 Investors Bancorp Inc. 10
5.79 906,585 Commerce Bancorp Inc. 9
5.83 914,313 New York Community 8
6.41 1,004,658 Hudson City Bancorp Inc. 7
6.87 1,076,977 JPMorgan Chase & Co. 6
6.96 1,090,295 Bank of America Corp. 5
7.97 1,249,430 Valley National Bancorp 4
8.08 1,265,813 Sovereign Bancorp Inc. 3
8.42 1,319,929 PNC Financial Services 2
17.46% $  2,735,535 Wachovia Corp. 1
Market
Share Deposits Institution Rank
UNION COUNTY, NJ
100.00% $15,350,118 Total for Institutions in Market
3.49 535,841 JPMorgan Chase & Co. 10
3.51 538,805 Center Bancorp Inc. 9
3.64 558,107 New York Community 8
4.74 726,964 PNC Financial Services 7
5.56 853,108 Union County Savings Bank 6
5.74 880,638 Investors Bancorp Inc. 5
5.77 885,969 Sovereign Bancorp Inc. 4
7.07 1,085,779 Commerce Bancorp Inc. 3
8.46 1,298,253 Bank of America Corp. 2
32.99% $  5,063,956 Wachovia Corp. 1
Market
Share Deposits Institution Rank
Source:  SNL DataSource

(a) Includes total loans of approximately $700 million (including multi-family loans of approximately $50 million) that were acquired in connection with our acquisition of SYNF.
(b) Reflects data at 9/30/07.
$5,405 $5,489 $10,499 $13,396 $17,029 $3,636 $1,611 $19,653
While acquisitions have contributed to the growth of our loan portfolio, the bulk of our loan growth has been organic.
Total Loans:
$19,001
$1,150 $2,560 $4,330 $6,041 $6,332 $616 $677 $4,971 Total Originations:
$19,701
$3,391
(in millions)
Multi-family Loans Outstanding
All Other Loans Outstanding
Loans Outstanding
Multi-family loans:  34.9% CAGR
Total loans:  38.1% CAGR
w/ HAVN
w/ RCBK
w/ RSLN
w/ ABNY
w/ LICB
w/ PFSB
& Doral
Pro Forma
w/ SYNF (a)(b)
$1,348
$1,946
$3,255
$4,494
$7,368
$9,839
$12,854
$14,529
$13,640 $13,690
$1,690
$2,150
$995
$3,131
$3,557
$4,175
$5,124
$5,361
$6,011
$263
12/31/99 12/31/00 12/31/01 12/31/02 12/31/03 12/31/04 12/31/05 12/31/06 9/30/07 Pro Forma

Portfolio statistics at 9/30/07:
-
% of total loans = 71.8%
-
Average principal balance = $3.5 million
-
Average loan-to-value ratio = 63.4%
-
Expected weighted average life = 3.5 years
Term:
-
Years 1-5:  Fixed with a spread of 150 bp
above the 5-year CMT
-
Years 6-10:  Annually adjustable rate 250 bp
above prime, or fixed rate 275 bp above the
5-year CMT plus 1 point
Prepayment penalties:  Range from 5 points to 1
point in years 1 thru 5; recorded as interest income
Quality:  No losses in our niche for 28 years
Multi-family Loan Portfolio
(in millions)
Multi-family loans have grown at a CAGR of 34.8% since
12/31/99.
$1,348
$1,946
$3,255
$4,494
$7,368
$9,839
$12,854
$14,529
$13,640
12/31/99 12/31/00 12/31/01 12/31/02 12/31/03 12/31/04 12/31/05 12/31/06 9/30/07

The quality of our assets has been consistently solid.
(a) SNL DataSource
U.S. Banks & Thrifts
(a)
NYB
Non-performing Assets / Total Assets
0.60%
0.56%
0.65%
0.66%
0.60%
0.48%
0.43%
0.51%
0.75%
0.17%
0.19% 0.19%
0.15% 0.15%
0.12%
0.11%
0.08%
0.07%
12/31/99 12/31/00 12/31/01 12/31/02 12/31/03 12/31/04 12/31/05 12/31/06 9/30/07

Charge-offs equaled 0.001% of average loans in the first
nine months of 2007.
(a) SNL DataSource
U.S. Banks & Thrifts
(a)
NYB
Net Charge-offs / Average Loans
0.22% 0.22%
0.29%
0.30%
0.27%
0.20%
0.15% 0.15%
0.24%
0.00% 0.00% 0.00% 0.00% 0.00% 0.002% 0.000% 0.002% 0.001%
1999 2000 2001 2002 2003 2004 2005 2006 9 Mos. 2007
NYB Net Charge-offs: -- -- -- -- -- $236,000 $21,000 $420,000 $286,000

The quality of our assets reflects our strong credit and
underwriting standards.
Conservative loan-to-value (“LTV”) ratios
Minimum debt coverage ratio:  120%
All loans approved by the Mortgage and Real Estate Committee or the
Credit Committee (a majority of the Board of Directors)
Director and executive officer inspect all properties over $3 million
Board of Directors approves all loans over $10 million
All properties appraised by independent appraisers
All independent appraisals reviewed by in-house appraisal officers
Multi-family and commercial real estate loans based on the lower of economic or market value
Construction loans disbursed upon receipt of signed contract of sale

We continue to rank among the most efficient bank holding
companies in the nation.
(a) SNL DataSource
(b) Operating efficiency ratio.  Please see pages 29 and 30 for reconciliations of our GAAP and operating efficiency ratios.
Efficiency Ratio
U.S. Banks & Thrifts
(a)
NYB
(b)
65.04%
63.76%
65.12%
63.83%
64.44%
64.69%
63.43%
64.85%
67.69%
31.16%
30.20%
30.50%
25.32%
23.59%
21.46%
28.86%
37.59%
40.42%
1999 2000 2001 2002 2003 2004 2005 2006 9 Mos. 2007

Our efficiency has been driven by our approach to lending,
product development, and branch expansion.
Multi-family and commercial real estate lending are both broker-driven, without cost to the Company.
One-to-four family loans are originated on a pass-through basis and sold shortly after closing, servicing-released, generating income for the Company.
Products and services are frequently developed by third-party providers and the sale of these products generates additional revenues.
47 of our branches are located in-store.
Franchise expansion has largely stemmed from mergers and acquisitions.

Our business model has created significant value for our
shareholders over time.
Total return from 11/23/93 through the
date noted, assuming dividends were
reinvested
Cumulative cash return provided by
dividends on shares purchased at the
date indicated through 9/30/07
115.3% 4.7% 642.7%
459%
3,089%
2,479%
11/23/93 6/27/00 12/31/06 9/30/07
3,089%
468%
24%
Since our IPO (11/23/93)
Since our first merger announcement (6/27/00)
Since 12/31/06
Total Return on Investment Through 9/30/07
CAGR since IPO =
40.8%

We continue to be committed to building value while building the Company.
Our Goals
Demonstrate our capacity to execute accretive merger transactions while enhancing the value of our franchise
Utilize the cash flows from the sale of securities and 1-4 family loans to originate higher-
yielding assets and/or reduce our higher-cost funding sources
Enhance our asset mix by originating C&I loans to small and mid-size businesses in our market, while maintaining our focus on the production of multi-family, commercial real estate, and construction loans
Maintain the quality of our assets by adhering to our traditional credit standards
Expand and diversify our deposit mix
Continue to improve our net interest margin
Increase our revenues through the cross-sale of products and services
Maintain a strong level of efficiency
Grow our operating earnings
Improve customer service
Maintain the strength of our tangible capital measures
Maintain our dividend

Log onto our web site:  www.myNYCB.com
E-mail requests to:  ir@myNYCB.com
Call Investor Relations at:  (516) 683-4420
Write to: New York Community Bancorp, Inc.
615 Merrick Avenue
Westbury, NY  11590
11/6/2007
For More Information

Reconciliation of GAAP and Non-GAAP Measures
The following table presents a reconciliation of the Company’s GAAP and operating earnings for the three months ended September 30 and June 30,
2007. For the three months ended September 30, 2006, the Company’s GAAP and operating earnings were the same.
-- -- (0.14) Gain on sale of bank-owned property
-- -- (64,879) Gain on sale of bank-owned property
For the Three Months Ended
$  0.23
0.01
--
0.12
(0.02)
$  0.12
$  71,820
(16,955)
3,190
1,848
56,958
(9,195)
$  35,974
June 30,
2007
$0.21 $  0.35 Diluted GAAP Earnings per Share
Adjustments to diluted GAAP earnings per share:
-- 0.02 Net loss (gain) on sale of securities
-- -- Loss on other-than-temporary impairment of securities
-- -- Loss on debt redemption
-- -- Prepayment of borrowings
$0.21 $  0.23 Diluted operating earnings per share
-- 7,307 Net loss (gain) on sale of securities
-- -- Loss on other-than-temporary impairment of securities
$62,477
--
--
--
$62,477
September 30,
2006
$  71,160
17,823
--
--
$110,909
September 30,
2007
Adjustments to GAAP earnings:
Operating earnings
Prepayment of borrowings
Income tax effect on adjustments
Loss on debt redemption
GAAP Earnings
(in thousands, except per share data)

Reconciliation of GAAP and Non-GAAP Measures
The following table presents reconciliations of the Company’s GAAP and operating efficiency ratios for the years ended December 31, 1999, 2000,
2001, 2003, 2004, 2005, and 2006. For the year ended December 31, 2002, the Company’s GAAP and operating efficiency ratios were the same.
-- -- (24,800) -- (22,800) -- (20,423) -- -- -- (36,588) -- (5,744) -- Merger-related charge
(735) -- -- -- -- -- -- -- -- -- -- -- (3,072) -- Retirement charge
-- -- -- -- -- -- -- -- -- -- -- -- 6,071 -- swaps
Loss on mark-to-market of interest rate
-- -- -- -- -- -- -- -- -- -- -- -- 1,859 -- Loss on debt redemption
For the Years Ended December 31,
1999 2000 2001 2003 2004 2005 2006
-- -- -- -- -- -- -- -- 157,215 -- -- -- -- -- Balance sheet repositioning charge
37.59%
$247,546
--
$256,362
$658,486
--
--
$650,556
Operating
39.41%
$256,362
--
$256,362
$650,556
--
--
$650,556
GAAP
Adjustments:
Adjustments:
38.04%
$112,757
--
$112,757
$296,431
--
--
$296,431
GAAP
30.50%
$  89,957
--
$112,757
$294,931
(1,500)
--
$296,431
Operating
30.20%
$  24,530
--
$  49,330
$  81,226
(13,500)
--
$  94,726
Operating
52.08%
$49,330
--
$49,330
$94,726
--
--
$94,726
GAAP
21.46%
$193,632
--
$193,632
$902,464
--
8,209
$737,040
Operating
31.16% 29.95% 23.59% 25.32% 26.27% 28.86% 34.14% Efficiency ratio
$22,255 $21,390 $148,950 $169,373 $193,632 $200,033 $236,621 Adjusted operating expenses
1,600 -- -- -- -- -- -- Curtailment gain
$21,390 $21,390 $169,373 $169,373 $193,632 $236,621 $236,621 Operating expenses
$71,426 $71,426 $631,349 $668,962 $737,040 $693,068 $693,068 non-interest income
-- -- (37,613) -- -- -- -- Gain on sale of branches
Adjusted total net interest income and
-- -- -- -- -- -- -- impairment
Loss on other-than-temporary
$71,426 $71,426  $668,962 $668,962 $737,040 $693,068 $693,068
Total net interest income and
non-interest income
Operating GAAP Operating GAAP GAAP Operating GAAP (dollars in thousands)

Reconciliation of GAAP and Non-GAAP Measures
The following table presents a reconciliation of the Company’s GAAP and operating efficiency ratios for the three and nine months ended September
30, 2007.
(1,888) -- 7,307 -- Net loss (gain) on sale of securities
For the Nine Months Ended
September 30, 2007
For the Three Months Ended
September 30, 2007
40.06%
$  72,800
$181,722
(64,879)
--
--
$239,294
Operating
30.42%
$ 72,800
$239,294
--
--
--
$239,294
GAAP
$217,740 $217,740 Operating expenses
56,958 -- Loss on other-than-temporary impairment of securities
1,848 -- Loss on debt redemption
Adjustments:
40.42% 39.83% Efficiency ratio
$538,755 $546,716 Adjusted total net interest income and non-interest income
(64,879) -- Gain on sale of bank-owned property
$546,716 $546,716 Total net interest income and non-interest income
Operating GAAP
(dollars in thousands)

Reconciliation of GAAP and Non-GAAP Capital Measures
The following table presents reconciliations of the Company’s stockholders’ equity, tangible stockholders’ equity, and adjusted tangible stockholders’
equity; total assets, tangible assets, and adjusted tangible assets; and the related capital measures at December 31, 1999, 2000, 2001, 2002, 2003,
2004, 2005, and 2006:
December 31,
1999 2000 2001 2002 2003 2004 2005 2006 (dollars in thousands)
-- -- (57,500) (51,500) (98,993) (87,553) (86,533) (106,381) Core deposit intangibles
7.19% 4.11% 3.60% 5.78% 4.13% 5.39% 5.41% 5.66%
Adjusted tangible stockholders’ equity to adjusted
tangible assets
$1,906,835 $4,591,895 $8,526,767 $10,602,222 $21,458,631 $22,039,532 $24,272,340 $26,280,006 Adjusted tangible assets
-- (820) (3,715) (34,852) 34,640 40,697 55,857 52,125
Add back:  Net unrealized losses (gains)
on securities
$1,906,835 $4,592,715 $8,530,482 $10,637,074 $21,423,991 $21,998,835 $24,216,483 $26,227,881 Tangible assets
$137,141 $188,520 $307,266 $612,642 $885,951 $1,188,120 $1,313,512 $1,487,473 Adjusted tangible stockholders’ equity
-- (820) (3,715) (34,852) 34,640 40,697 55,857 52,125
Add back:  Net unrealized losses (gains)
on securities
$137,141 $189,340 $310,981 $647,494 $851,311 $1,147,423 $1,257,655 $1,435,348 Tangible stockholders’ equity
7.19% 4.12% 3.65% 6.09% 3.97% 5.22% 5.19% 5.47% Tangible stockholders’ equity to tangible assets
7.19% 6.53% 10.68% 11.70% 12.24% 13.26% 12.65% 12.95% Stockholders’ equity to total assets
$1,906,835 $4,592,715 $8,530,482 $10,637,074 $21,423,991 $21,998,835 $24,216,483 $26,227,881 Tangible assets
-- (118,070) (614,653) (624,518) (1,918,353) (1,951,438) (1,980,689) (2,148,108) Less: Goodwill
$1,906,835 $4,710,785 $9,202,635 $11,313,092 $23,441,337 $24,037,826 $26,283,705 $28,482,370 Total assets
$137,141 $  189,340 $  310,981 $   647,494 $     851,311 $  1,147,423 $  1,257,655 $  1,435,348 Tangible stockholders’ equity
-- -- (57,500) (51,500) (98,993) (87,553) (86,533) (106,381) Core deposit intangibles
-- (118,070) (614,653) (624,518) (1,918,353) (1,951,438) (1,980,689) (2,148,108) Less: Goodwill
$137,141 $  307,410 $  983,134 $1,323,512 $  2,868,657 $  3,186,414 $  3,324,877 $  3,689,837 Total stockholders’ equity

Reconciliation of GAAP and Non-GAAP Capital Measures
The following table presents a reconciliation of the Company’s stockholders’ equity, tangible stockholders’ equity, and adjusted tangible stockholders’
equity; total assets, tangible assets, and adjusted tangible assets; and the related capital measures at September 30, 2006 and 2007:
For the Nine Months Ended
5.74%
$27,591, 015
13,315
$27,577,700
$1,582,589
13,315
$1,569,269
5.69%
13.42%
$27,577,700
(112,701)
(2,349,504)
$30,039,905
$  1,569,269
(112,701)
(2,349,504)
$  4,031,474
Sept. 30, 2007 Sept. 30, 2006 (dollars in thousands)
(111,430) Core deposit intangibles
5.63% Adjusted tangible stockholders’ equity to adjusted tangible assets
$26,716,531 Adjusted tangible assets
55,626 Add back: Net unrealized losses on securities
$26,660,905 Tangible assets
$1,504,255 Adjusted tangible stockholders’ equity
55,626 Add back: Net unrealized losses on securities
$1,448,629 Tangible stockholders’ equity
5.43% Tangible stockholders’ equity to tangible assets
12.83% Stockholders’ equity to total assets
$26,660,905 Tangible assets
(2,151,951) Less: Goodwill
$28,924,286 Total assets
$  1,448,629 Tangible stockholders’ equity
(111,430) Core deposit intangibles
(2,151,951) Less: Goodwill
$  3,712,010 Total stockholders’ equity